UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On October 22, 2010, Amendment No. 5 to Schedule TO (the “Amendment”) was filed on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn, and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, in respect of a Notice of Variation and Extension to the Offer to Purchase and Circular dated July 20, 2010, as amended, issued in connection with the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc., and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the issued and outstanding common shares of Lions Gate Entertainment Corp. (“Lions Gate”). The Amendment and the exhibits thereto are filed herewith as Exhibit 2.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010, AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED HEREIN IN EXHIBIT 1.

EXHIBIT 1

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) will include the following: Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Brett Icahn.

A DESCRIPTION OF THE DIRECT AND INDIRECT INTERESTS OF EACH OF THE PARTICIPANTS, OTHER THAN BRETT ICAHN, IN LIONS GATE ENTERTAINMENT CORP. IS CONTAINED IN THE OFFER TO PURCHASE AND CIRCULAR THAT IS INCORPORATED BY REFERENCE INTO THE TENDER OFFER STATEMENT ON SCHEDULE TO FILED BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., 7508921 CANADA INC., CARL C. ICAHN AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST, ON JULY 20, 2010, AS AMENDED, IN CONNECTION WITH THE OFFER TO PURCHASE UP TO ALL OF THE COMMON SHARES OF LIONS GATE ENTERTAINMENT CORP. BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST. A COPY OF THE SCHEDULE TO IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND COPIES OF THE OFFER TO PURCHASE AND CIRCULAR, NOTICE OF VARIATION AND EXTENSION, NOTICE OF VARIATION AND RELATED MATERIALS HAVE BEEN MAILED, AND A COPY OF THE NOTICE OF VARIATION AND EXTENSION DATED OCTOBER 22, 2010 WILL BE MAILED, TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP.

Brett Icahn is an investment analyst for Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, all of which are investment funds owned and operated by Carl C. Icahn, a position he has held since 2002. Mr. Icahn has served as a director of The Hain Celestial Group, Inc. and Cadus Corporation since July 2010, as a director of Take-Two Interactive Software since April 2010, as a director of Motricity, Inc. since January 2010, and as a director of American Railcar Industries, Inc. since January 2007. Prior to that Mr. Icahn served on the board of directors of HowStuffWorks.com, an internet website acquired by Discovery Communication in 2007. Brett Icahn is the son of Carl C. Icahn. Mr. Icahn received a B.A. from Princeton University.

EXHIBIT 2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 5

to

SCHEDULE TO

Tender Offer Statement Under Section 14(d)(1) or 13(e)(1)

of the Securities Exchange Act of 1934

LIONS GATE ENTERTAINMENT CORP.

(Name of Subject Company (Issuer))

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

7508921 Canada Inc.

Carl C. Icahn

Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

(Names of Filing Persons (Offerors))

Common Shares, no par value per share

(Title of Class of Securities)

535919203

(CUSIP Number of Class of Securities)

Keith L. Schaitkin, Esq.

Associate General Counsel

Icahn Associates Corp. and Affiliated Companies

767 Fifth Avenue, 47th Floor

New York, New York 10153

(212) 702-4329

(Name, Address and Telephone Number of Person Authorized to

Receive Notices and Communications on behalf of Filing Persons)

Copies to:

Donald C. Ross, Esq. Osler, Hoskin & Harcourt LLP Box 50, 1 First Canadian Place Toronto, Ontario M5X 1B8 (416) 362-2111	Jason J. Comerford, Esq. Osler, Hoskin & Harcourt LLP 620 8th Avenue, 36th Floor New York, New York 10018 (212) 867-5800

CALCULATION OF FILING FEE

Transaction Valuation:	Amount of Filing Fee:
$725,551,328(1)	$51,731.81(2)

(1)	Estimated solely for the purpose of calculating the fee in accordance with the Rule 0-11 of the Securities Exchange Act of 1934.

(2)

The amount of the fee is based upon the product of 141,382,246 Lions Gate common shares issued and outstanding (which includes Lions Gate common shares underlying currently outstanding stock options and restricted share units of Lions Gate) as reported by Lions Gate in its public filings with the Securities and Exchange Commission (less the 44,642,069 Lions Gate common shares held by the Offeror) at a price of US$7.50 per share.

☒

Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:	$51,731.81	Filing Party:

Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Fund S.à r.l., Daazi Holding B.V., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp., 7508921 Canada Inc., Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Form or registration no.:	Schedule TO-T and Amendment No. 3 thereto	Date Filed:	July 20, 2010 and August 31, 2010, respectively

☐	Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

☒	third-party tender offer subject to Rule 14d-1.

☐	issuer tender offer subject to Rule 13e-4.

☐	going-private transaction subject to Rule 13e-3.

☒	amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer:  ☐

COMBINED SCHEDULE TO

AND

AMENDMENT NO. 42 TO SCHEDULE 13D

This Amendment No. 5 (this “Amendment”) amends and supplements the Tender Offer Statement on Schedule TO filed on July 20, 2010, as previously amended and supplemented by Amendment No. 1 thereto filed on July 26, 2010, Amendment No. 2 thereto filed on August 11, 2010, Amendment No. 3 thereto filed on August 31, 2010 and Amendment No. 4 thereto filed on October 12, 2010, on behalf of Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Hopper Investments LLC, a limited liability company governed by the laws of Delaware, Barberry Corp., a corporation governed by the laws of Delaware, Icahn Onshore LP, a limited partnership governed by the laws of Delaware, Icahn Offshore LP, a limited partnership governed by the laws of Delaware, Icahn Capital LP, a limited partnership governed by the laws of Delaware, IPH GP LLC, a limited liability company governed by the laws of Delaware, Icahn Enterprises Holdings L.P., a limited partnership governed by the laws of Delaware, Icahn Enterprises G.P. Inc., a corporation governed by the laws of Delaware, Beckton Corp., a corporation governed by the laws of Delaware, 7508921 Canada Inc., a corporation governed by the laws of Canada, Carl C. Icahn and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (the “Offeror”), to purchase up to all of the issued and outstanding common shares (the “Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular, dated July 20, 2010, as amended and supplemented from time to time (the “Offer and Circular”), and in the related Letter of Acceptance and Transmittal (the “Letter of Transmittal”) and Notice of Guaranteed Delivery (which, together with this Amendment and any other amendments or supplements thereto, constitute the “Offer”). The information set forth in the Offer and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery, as amended by this Amendment, is incorporated by reference with respect to Items 1 through 11 of this Schedule TO. The Offer is only to purchase the Shares and is not made for any options, warrants or other rights to acquire Shares.

As permitted by General Instruction G to Schedule TO, this Amendment No. 5 to Schedule TO is also an amendment to the joint statement on Schedule 13D filed on October 20, 2008 by the Offeror (other than Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust).

CUSIP No. 535919203
1	NAME OF REPORTING PERSON High River Limited Partnership
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 8,954,490
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 8,954,490
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Hopper Investments LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Barberry Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 8,954,490
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 8,954,490
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 8,954,490
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 7.45%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 15,372,255
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 15,372,255
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 15,372,255
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 12.80%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund II LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 5,381,689
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 5,381,689
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,381,689
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.48%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners Master Fund III LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 2,032,423
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 2,032,423
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,032,423
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.69%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Offshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 22,786,367
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 22,786,367
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 22,786,367
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 18.97%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Partners LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 13,031,594
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 13,031,594
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.85%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Onshore LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 13,031,594
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 13,031,594
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 13,031,594
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 10.85%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Capital LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON IPH GP LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON OO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises Holdings L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON PN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Icahn Enterprises G.P. Inc.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Beckton Corp.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 35,817,961
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 35,817,961
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 35,817,961
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.81%*
14	TYPE OF REPORTING PERSON CO

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

CUSIP No. 535919203
1	NAME OF REPORTING PERSON Carl C. Icahn
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH:	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 44,772,451
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 44,772,451
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 44,772,451
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 37.27%*
14	TYPE OF REPORTING PERSON IN

*

This percentage is based upon the 136,244,246 Shares outstanding as of August 1, 2010, as reported by Lions Gate in its Form 10-Q filed on August 9, 2010, minus the 16,236,305 Shares issued on July 20, 2010 to a director of Lions Gate, as reported by Lions Gate in its Form 8-K filed on July 21, 2010, which were not included in the calculation of percentage ownership because the validity of such issuance is in dispute.

Item 12.	Exhibits

Exhibit	Description

(a)(1)(viii)	Notice of Variation and Extension dated October 22, 2010 (filed herewith)

(a)(5)(vii)	Press release dated October 22, 2010 (filed herewith)

Item 13.	Information Required by Schedule 13E-3

Not applicable.

SIGNATURES

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

ICAHN PARTNERS LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN FUND S.À R.L.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

DAAZI HOLDING B.V.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP
BY:	Hopper Investments LLC, its general partner
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

HOPPER INVESTMENTS LLC
BY:	Barberry Corp., its sole member

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

BARBERRY CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

IPH GP LLC

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

ICAHN ENTERPRISES HOLDINGS L.P. BY: Icahn Enterprises G.P. Inc., its general partner

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

ICAHN ENTERPRISES G.P. INC.

By:	/S/ DOMINICK RAGONE
Name:	Dominick Ragone
Title:	Chief Financial Officer

BECKTON CORP.

By:	/S/ EDWARD MATTNER
Name:	Edward Mattner
Title:	Authorized Signatory

7508921 CANADA INC.

By:	/S/ KEITH COZZA
Name:	Keith Cozza
Title:	Chief Executive Officer

/S/ CARL C. ICAHN
Name:	Carl C. Icahn

/S/ RONALD G. ATKEY
Name:	Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust

Date: October 22, 2010

EXHIBIT INDEX

Exhibit	Description

(a)(1)(i)	Offer to Purchase and Circular, dated July 20, 2010 (previously filed)

(a)(1)(ii)	Letter of Acceptance and Transmittal (previously filed)

(a)(1)(iii)	Notice of Guaranteed Delivery (previously filed)

(a)(1)(iv)	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

(a)(1)(v)	Letter to Clients (previously filed)

(a)(1)(vi)	Notice of Variation and Extension dated August 11, 2010 (previously filed)

(a)(1)(vii)	Notice of Variation dated August 31, 2010 (previously filed)

(a)(1)(viii)	Notice of Variation and Extension dated October 22, 2010 (filed herewith)

(a)(5)(i)	Summary Advertisement of the Offeror dated July 20, 2010 (previously filed)

(a)(5)(ii)	Press release dated July 20, 2010 (previously filed)

(a)(5)(iii)	Press release dated July 26, 2010 (previously filed)

(a)(5)(iv)	Press release dated August 11, 2010 (previously filed)

(a)(5)(v)	Press release dated August 31, 2010 (previously filed)

(a)(5)(vi)	Press release dated October 12, 2010 (previously filed)

(a)(5)(vii)	Press release dated October 22, 2010 (filed herewith)

(h)(1)(i)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material Canadian Federal Income Tax Considerations dated July 20, 2010 (previously filed)

(h)(1)(ii)	Opinion of Osler, Hoskin & Harcourt LLP regarding Material U.S. Federal Income Tax Considerations dated July 20, 2010 (previously filed)

Exhibit (a)(1)(viii)

This Notice of Variation and Extension is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010, the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Variation and Extension nor the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010, and as further amended by the Notice of Variation dated August 31, 2010, has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

October 22, 2010

NOTICE OF VARIATION AND EXTENSION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC. AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

in respect of their

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$7.50 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), hereby give notice that they are amending their offer dated July 20, 2010, as previously amended by the Notice of Variation and Extension dated August 11, 2010 and as further amended by the Notice of Variation dated August 31, 2010 (the “Offer”), to purchase for cash UP TO ALL of the outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), in order to (i) extend the Offer to be open for acceptance until 11:59 p.m. (Vancouver time) on November 1, 2010, (ii) amend a condition of the Offer and (iii) update certain sections of the Offer.

The Offer has been extended and is now open for acceptance until 11:59 p.m. (Vancouver time) on November 1, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Variation and Extension (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated July 20, 2010 (the “Offer to Purchase and Circular”), as amended by the Notice of Variation and Extension dated August 11, 2010 (the “First Notice of Variation”) and as further amended by the Notice of Variation dated August 31, 2010 (the “Second Notice of Variation”), and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation and as further amended by the Second Notice of Variation.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for (i) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer” or (ii) guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery which accompanied the Offer to Purchase and Circular, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the First Notice of Variation, the Second Notice of Variation, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the First Notice of Variation, the Second Notice of Variation, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended from time to time (“Schedule TO”), and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice, the First Notice of Variation, the Second Notice of Variation and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular.

NOTICE TO SHAREHOLDERS

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS NEXT MEETING AT WHICH INDIVIDUALS WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON THE SYSTEM FOR ELECTRONIC DOCUMENT ANALYSIS AND RETRIEVAL WEBSITE AT WWW.SEDAR.COM. CERTAIN INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010 AND CERTAIN INFORMATION RELATING TO BRETT ICAHN IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC ON JULY 20, 2010.

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada, and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company or trust or its officers, directors or trustees in a foreign court for violations of U.S. federal or state securities laws. It may be difficult to compel a foreign company or trust and its affiliates to subject themselves to a U.S. court’s judgment.

ii

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Offeror may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against these members of the Offeror.

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 15 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 16 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on October 21, 2010 was U.S.$1.00 = $1.0233.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF VARIATION AND EXTENSION

October 22, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated October 22, 2010 and as set forth in this Notice, the Offeror has amended its offer dated July 20, 2010 (the “Original Offer”), as previously amended by the First Notice of Variation and the Second Notice of Variation, to purchase for cash UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights).

This Notice should be read in conjunction with the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular (collectively, the “Offer Documents”), all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation and as further amended by the Second Notice of Variation. References in this Notice to the “Offer” shall refer to the Original Offer, as amended by the First Notice of Variation, the Second Notice of Variation, and as further amended by this Notice.

1.	Extension of the Offer

The Offeror has amended the Offer by extending the Expiry Time for the Offer from 8:00 p.m. (New York time) on October 22, 2010 to 11:59 p.m. (Vancouver time) on November 1, 2010, unless the Offer is withdrawn or further extended by the Offeror. The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”. Accordingly, the definition of “Expiry Time” in the “Glossary” section of the Offer to Purchase and Circular (found at page 15 of the Offer to Purchase and Circular), as amended by the First Notice of Variation and the Second Notice of Variation, is deleted and replaced with the following definition:

“Expiry Time” means, with respect to the Offer, 11:59 p.m., Vancouver time, on November 1, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

In addition, all references to “October 22, 2010” and “8:00 p.m., New York time” in the Offer to Purchase and Circular, as amended by the First Notice of Variation and as further amended by the Second Notice of Variation, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, are amended to refer to November 1, 2010 and 11:59 p.m., Vancouver time, respectively.

2.	Amendment to the Conditions of the Offer

Paragraph (m) of Section 4 of the Offer to Purchase, “Conditions of the Offer” (found at pages 27 to 28 of the Offer to Purchase), is deleted in its entirety and replaced by the following:

“(m) neither Lions Gate, nor its board of directors nor any of Lions Gate’s subsidiary entities nor any governing body thereof shall have authorized, proposed, agreed to, or announced its intention to propose, any material change to its articles of incorporation or bylaws, any merger, consolidation or business combination or reorganization transaction, acquisition of assets for consideration of more than U.S.$100 million, sale of all or substantially all of its assets or material change in its capitalization, or any comparable event not in the ordinary course of business, other than the making by Lions Gate on October 11, 2010 of the proposal to MGM regarding a potential business combination between Lions Gate and MGM;”

3.	Recent Developments

On October 11, 2010, Lions Gate made a proposal to MGM to combine Lions Gate and MGM. On October 12, 2010, Mr. Icahn issued a press release supporting such proposal.

On October 18, 2010, the BCSC, in a unanimous panel decision, granted the Icahn Group’s application to cease trade the Second Poison Pill.

The hearing before the Supreme Court of British Columbia in connection with the Icahn Group’s petition filed on July 23, 2010 requesting, among other things, that the exchange of New Notes for Existing Notes and the issuance of Lions Gate Shares to a fund controlled by Mark Rachesky be set aside, was completed on October 15, 2010. A decision by the Supreme Court of British Columbia is expected shortly.

4.	Additional Defined Terms

The following definition is added to the “Glossary” section of the Offer to Purchase and Circular (found at pages 14 to 17 of the Offer to Purchase and Circular), as amended by the First Notice of Variation and the Second Notice of Variation, in the appropriate alphabetical order:

“MGM” means Metro-Goldwyn-Mayer Studios Inc., a company incorporated under the laws of Delaware;

5.	Other Amendments to the Offer to Purchase and Circular

Summary Term Sheet

As a result of the revised disclosure by Lions Gate on September 8, 2010 of the amounts of its indebtedness, the third and fourth paragraphs of the question in the Summary Term Sheet entitled “If the Lions Gate Common Shares Sought in Your Offer Are Deposited and Taken Up, What Will be the Effect of the Offer on Lions Gate?” (found at pages 11 to 12 of the Offer to Purchase and Circular), as amended by the First Notice of Variation, are deleted in their entirety and replaced by the following:

“The senior revolving credit facility and revolving film credit facility both provide that a “change in control” would be an event of default that would permit the lenders to accelerate the repayment of borrowings under such facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of September 6, 2010 it had borrowings of U.S.$220.5 million outstanding under the senior revolving credit facility and borrowings of approximately U.S.$39.4 million outstanding under the revolving film credit facility. In addition, Lions Gate has stated that if the borrowings under the senior revolving credit facility and the revolving film credit facility were accelerated following an event of default that is not waived or cured, holders of the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, (iii) convertible senior subordinated notes due 2025 issued in April 2009, and (iv) senior secured second-priority notes due 2016, each of which was issued by Lions Gate Entertainment Inc., a subsidiary of Lions Gate, and is guaranteed by Lions Gate, would have the right to accelerate such debt.

In addition, the (i) convertible senior subordinated notes due 2024, (ii) convertible senior subordinated notes due 2025 issued in February 2005, and (iii) convertible senior subordinated notes due 2025 issued in April 2009 become subject, upon a “change in control”, to the right of the holders of such notes to require Lions Gate Entertainment Inc. to repurchase such notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, to a make whole premium. Under the terms of the senior secured second-priority notes due 2016, upon the occurrence of a “change in control”, Lions Gate Entertainment Inc. must make an offer to purchase all of the notes at a purchase price in cash equal to 101% of the principal amount of such notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change in control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate common shares. A “change in control” under the terms of any of the foregoing notes would also result in a default under the terms of the senior revolving credit facility and revolving film credit facility. Lions Gate has stated that as of September 6, 2010, U.S.$236.0 million principal amount of the senior secured second-priority notes due 2016 and U.S.$136.4 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were outstanding, and another U.S.$79.9 million aggregate principal amount of the convertible senior subordinated notes due 2024, the convertible senior subordinated notes due 2025 issued in February 2005, and the convertible senior subordinated notes due 2025 issued in April 2009 were held by Lions Gate and its subsidiaries. In addition, Lions Gate has reported that as of September 6, 2010, its consolidated total indebtedness was approximately U.S.$883.9 million.”

2

Circular

As a result of the revised disclosure by Lions Gate on September 8, 2010 of the amounts of its indebtedness, the tenth and eleventh paragraphs of Section 2 of the Circular, “Lions Gate” (found at page 42 of the Circular), as amended by the First Notice of Variation, are deleted in their entirety and replaced by the following:

“The Revolving Credit Agreement and the Revolving Film Credit Agreement both provide that a “change in control” would be an event of default that permits the lenders to accelerate the repayment of borrowings under those facilities and to enforce security interests in the collateral securing such debt. Lions Gate has stated that as of September 6, 2010 it had borrowings of U.S.$220.5 million outstanding under the Revolving Credit Agreement and borrowings of approximately U.S.$39.4 million outstanding under the Revolving Film Credit Agreement. In addition, Lions Gate has stated that if the borrowings under the Revolving Credit Agreement and the Revolving Film Credit Agreement were accelerated following an event of default that is not waived or cured, holders of the Notes, the 2025 Notes of April 2009 and the Second Lien Notes would have the right to accelerate the debts thereunder.

In addition, each of the (i) 2024 Notes, (ii) 2025 Notes, and (iii) 2025 Notes of April 2009 become subject, upon a “change of control”, to the right of the holders of the notes to require LGEI to repurchase the notes at 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, and, in certain circumstances, a make whole premium. Under the terms of the Second Lien Notes, upon the occurrence of a “change of control”, LGEI must make an offer to purchase all of the Second Lien Notes at a purchase price in cash equal to 101% of the principal amount of the Second Lien Notes, plus accrued and unpaid interest. Under the terms of each of the foregoing notes, a “change of control” includes the acquisition of beneficial ownership, directly or indirectly, by any person or group of more than 50% of the total voting power of the Lions Gate Shares. A “change of control” under the terms of any of the foregoing notes would also result in a default under the terms of the Revolving Credit Agreement and Revolving Film Credit Agreement. Lions Gate has stated that as of September 6, 2010, U.S.$236.0 million principal amount of the Second Lien Notes and U.S.$136.4 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were outstanding, and another U.S.$79.9 million aggregate principal amount of the Notes and the 2025 Notes of April 2009 were held by Lions Gate and its subsidiaries. In addition, Lions Gate has reported that as of September 6, 2010, its consolidated total indebtedness was approximately U.S.$883.9 million.”

6.	Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 11:59 p.m. (Vancouver time) on November 1, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

7.	Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance.

8.	Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

9.	Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

3

10.	Amendments to the Offer

The Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

11.	Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

12.	Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V. and (e) the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

4

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Daniel A. Ninivaggi Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Daniel A. Ninivaggi Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: October 22, 2010

The contents of this Notice of Variation and Extension have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer 7508921 Canada Inc.	(Signed) Irene March Chief Financial Officer 7508921 Canada Inc.

(Signed) David Hanick

Director

7508921 Canada Inc.

CERTIFICATE

DATED: October 22, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: October 22, 2010

The foregoing, together with the Offer to Purchase and Circular dated July 20, 2010, as amended by the Notice of Variation and Extension dated August 11, 2010 and the Notice of Variation dated August 31, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey

in his capacity as the sole trustee of

the LGE Trust

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier

510 Burrard Street

2nd Floor

Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: 1-905-771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

Exhibit (a)(5)(vii)

FOR IMMEDIATE RELEASE

ICAHN EXTENDS TENDER OFFER FOR LIONS GATE COMMON SHARES

New York, New York, October 22, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer by his affiliated entities to purchase up to all of the outstanding common shares of Lions Gate Entertainment Corp. for $7.50 per share in cash has been extended and will now expire at 11:59 p.m., Vancouver time, on November 1, 2010, unless further extended or withdrawn.

The terms and conditions of the tender offer are set forth in an Offer to Purchase, Letter of Transmittal and other related materials that have been distributed to holders of Lions Gate’s common shares and were filed with the SEC as exhibits to the Icahn Group’s amended Schedule TO and with the Canadian securities authorities on SEDAR. As of the close of business on October 21, 2010, 6,525,265 Lions Gate common shares had been tendered in the offer. Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL AND RELATED MATERIALS THAT THE ICAHN GROUP HAS FILED WITH THE SEC AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AND HAS DISTRIBUTED TO HOLDERS OF COMMON SHARES. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED TENDER OFFER STATEMENT ON SCHEDULE TO, THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER DOCUMENTS THAT THE ICAHN GROUP HAS FILED (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) FOR USE AT THE NEXT MEETING OF SHAREHOLDERS OF LIONS GATE AT WHICH INDIVIDUALS

WILL BE ELECTED TO THE BOARD OF DIRECTORS OF LIONS GATE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS, OTHER THAN BRETT ICAHN, IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE TO FILED WITH THE SEC ON JULY 20, 2010 AND INFORMATION RELATING TO BRETT ICAHN IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC ON JULY 20, 2010.